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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 10, 2001
                Date of Report (Date of earliest event reported)

                                    OPTi INC.
             (Exact Name of Registrant, as Specified in its Charter)
              -----------------------------------------------------


   California                    000-21422                       77-0220697
(State or other           (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                    ----------------------------------------

                                 660 Alder Drive
                               Milpitas, CA 95035
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 382-2600


              -----------------------------------------------------



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Item 5. Other Events.

     Board Approval of Voluntary Liquidation and Dissolution
     -------------------------------------------------------

     On September 10, 2001, OPTi Inc. (the "Company") issued a press release announcing that its Board of Directors had unanimously voted to voluntarily liquidate and dissolve the Company, subject to approval by shareholders of a Plan of Complete Liquidation.

     Attached hereto as Exhibit 99.1 is the Company's press release dated September 10, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            OPTi INC.

                                            /s/ Michael Mazzoni
                                            ------------------------------------
                                            By:     Michael Mazzoni
                                            Title:  Chief Financial Officer


Date:  September 13, 2001


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                                  EXHIBIT INDEX

                                                        Page No. in Sequentially
Exhibit No.         Description                         Numbered Current Report
-----------         -----------                         ------------------------
   99.1             OPTi Inc. Press Release dated
                    September 10, 2001.